Exhibit 4.1

NUMBER OBO
SHARES
Bargain OLLIE’S OUTLET “GOOD STUFF CHEAP”
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
CUSIP
SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFIES THAT
is the owner of
SPECIMEN
FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0. 001 PAR VALUE PER SHARE, OF
OLLIE’S BARGAIN OUTLET HOLDINGS, INC.
transferable on the books of the Corporation in person or by its duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
DATED
PRESIDENT AND CHIEF EXECUTIVE OFFICER
OLLIES’S BARGAIN OUTLET HOLDINGS, INC.
CORPORATE SEAL 2012 DELAWARE
© SECURITY-COLUMBIAN UNITED STATES BANKNOTE CORPORATION
SECRETARY
COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(Brooklyn, NY)
TRANSFER AGENT AND REGISTRAR
BY:
AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT–		Custodian
TEN ENT	–	as tenants by the entireties		(Cust)		(Minor)
JT TEN	–	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors
Act
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,	HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER

   IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares

of Common Stock of the Corporation represented by this Certificate and does hereby irrevocably constitute and appoint attorney

to transfer the said shares of Common Stock on the books of the Corporation, with full power of substitution in the premises.

Dated

X

X
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.